UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 13, 2023
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2023, the shareholders of Criteo S.A. (the "Company") amended and restated the By-laws (statuts) of the Company, effective immediately. Article 15 of the By-laws has been amended to provide that Board observers can serve for terms established by the Board of Directors of the Company not to exceed two (2) years. The foregoing description is qualified in its entirety by the amended By-laws, the English translation of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On June 13, 2023, the Company held its 2023 Annual Combined General Meeting of Shareholders (the "2023 Annual General Meeting"). The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2023 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2023 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter.

1.The resolution renewing the term of office of Ms. Rachel Picard as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
54,532,568	4,288,571	110,199

2.The resolution renewing the term of office of Ms. Nathalie Balla as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,825,429	1,991,742	114,167

3.The resolution renewing the term of office of Mr. Hubert de Pesquidoux as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,400,722	416,474	114,142

4.The resolution ratifying the appointment of Mr. Frederik van der Kooi as an Observer was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,670,605	162,138	98,595

5.The resolution appointing Mr. Frederik van der Kooi as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,577,819	255,059	98,460

6.The resolution renewing the term of office of Deloitte & Associés as statutory auditor was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,644,440	188,900	97,998

7.The resolution determining the amount of directors’ remuneration for 2023 and subsequent years was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,958,381	92,212	2,880,745

8.The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
48,304,997	7,790,129	2,836,212

9.The resolution approving the statutory financial statements for the fiscal year ended December 31, 2022 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,199,566	2,807	728,965

10.The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2022 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,199,877	2,756	728,705

11.The resolution approving the allocation of loss for the fiscal year ended December 31, 2022 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,336,581	4,699	590,058

12.The resolution delegating authority to the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,743,090	15,600	172,648

13.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,813,132	12,642	105,564

14.The resolution delegating authority to the Board of Directors to reduce the Company’s shares capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,813,087	12,664	105,587

15.The resolution delegating authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,875,342	2,882,601	173,395

16.The resolution delegating authority to the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company, pursuant to the provisions of Articles L.

225-177 et seq. of the French Commercial Code without shareholders' preferential subscription right was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,716,942	5,089,091	125,305

17.The resolution delegating authority to the Board of Directors to grant time-based restricted stock units (“Time-Based RSUs”) to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,033,851	9,783,411	114,076

18.The resolution delegating authority to the Board of Directors to grant performance-based restricted stock units ("Performance-Based RSUs") to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code from time to time, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,820,991	4,989,072	121,275

19.The resolution approving the maximum number of shares that may be issued or acquired pursuant to Resolution 16 (authorization to grant options to purchase or to subscribe shares), Resolution 17 (authorization to grant Time-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries) and Resolution 18 (authorization to grant Performance-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,542,093	5,288,198	101,047

20.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,075,130	2,745,062	111,146

21.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital through a public offering referred to in paragraph 1° of article L. 411-2 of the French Monetary and Financial Code, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,076,068	2,744,824	110,446

22.The resolution delegating authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without preserving shareholders’ preferential subscription rights pursuant to Resolutions 20 and 21 above (“green shoe”) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,059,596	2,751,817	119,925

23.The resolution delegating authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,797,353	24,486	109,499

24.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,286,055	538,343	106,940

25.The resolution approving the overall limits to the Resolutions 20, 21, 22, 23 and 24 above was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,795,488	25,165	110,685

26.The resolution approving the amendment of Article 15 “Board Observers” of the By-laws of the Company was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,255,587	3,113,093	562,658

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Update to By-laws (statuts) of Criteo S.A. (English Translation)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: June 13, 2023	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal and Corporate Affairs Officer